UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

March 26, 2015

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

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      Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

      Definitive Information Statement

EFH Group, Inc.

(Name of Registrant as Specified In Charter)

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EFH Group, Inc.

77 Water Street, 7th Floor, New York, NY 10005

Dear EFH Group, Inc. Stockholders:

NOTICE IS HEREBY GIVEN THAT on January 29, 2015, the Board of Directors of EFH Group, Inc., a Colorado corporation (hereinafter, the "Company") adopted the following resolutions:

1)  To amend our Articles of Incorporation to authorize 10,000,000 preferred shares,

         par value $0.001; and

2)  To amend our Articles of Incorporation to change the Company’s name from “EFH

        Group, Inc.” to “EF Hutton America, Inc.”.

The Company obtained the written consent of stockholders representing 90.22% of the voting power of the Company’s outstanding capital shares, as of January 29, 2015, approving an amendment to the Company’s Articles of Incorporation, as described above, and to affect the above-mentioned corporate actions.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and the required state filing effectuating the corporate actions will not be filed with the Secretary of State for the State of Colorado, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about March __, 2015 to all of the Company’s stockholders of record as of the close of business on March __, 2015.

By Order of the Board of Directors.

/s/Christopher Daniels

Name:  Christopher Daniels

Title:    Chief Executive Officer

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE

SECURITIES AND EXCHANGE ACT OF 1934 AND

REGULATION 14C AND SCHEDULE 14C THEREUNDER

March 26, 2015

EFH Group, Inc.

77 Water Street, 7thFloor

New York, NY 10005

This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of holders of a majority of the outstanding votes of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished by the Board of Directors of EFH Group, Inc., a Colorado corporation, to the holders of record at the close of business on March __, 2015 of the Company’s outstanding common shares, par value $0.001, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant to Section 7-107-104 of the Colorado Business Corporation Act (the “CBCA”).

The cost of furnishing this Information Statement will be borne by the Company.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the actions taken and approved on January 29, 2015.  The Company’s stockholders have already approved the corporate actions contemplated herein by written consent.  The Company's Board of Directors adopted resolutions approving an amendment to our Articles of Incorporation i) authorizing 10,000,000 preferred shares, par value $0.001, and ii) approving the change of the name of the Company from EFH Group, Inc. to EF Hutton America, Inc.

Accordingly, all necessary corporate approvals to amend our Articles of Incorporation and to effectuate the above corporate actions have been obtained.  The Company is not seeking approval from its remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions.  Pursuant Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the corporate actions will not be effective and an Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Colorado, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  The corporate actions taken are expected to become effective on or after April __, 2015.  Therefore, this Information Statement is being sent to you for informational purposes only.

Section 7-107-104 of the CBCA permits any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting if either (i) all of the shareholders entitled to vote thereon consent to such action in writing or, (ii) if expressly provided for in the governing documents, the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shareholders entitled to vote thereon were present and voted content to such action in writing.  Our governing documents expressly provide for shareholder action without the formality of a meeting.  The approval of the corporate actions requires the affirmative vote or written consent of the majority of the issued and outstanding common shares.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about March ___, 2015.

Pursuant to 14c-2 under the Exchange Act, the authorization of preferred shares and the name change may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders.  Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the corporate actions by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such actions.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON SHARES OF EFH GROUP, INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JANUARY 29, 2015.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on January 29, 2015, the Company obtained the unanimous written consent of its Board of Directors and the written consent of stockholders holding 48,000,000 common shares and 5,211,207 Class B common shares, representing 90.22% of the outstanding voting stock, to authorize 10,000,000 preferred shares, par value $0.001 and to approve the name change from EFH Group, Inc. to EF Hutton America, Inc.

OUTSTANDING SHARES AND VOTING RIGHTS

As of January 29, 2015 (the “Record Date”), the Company’s authorized capitalization consisted of 100,000,000 common shares, of which 52,993,233 common shares were issued and outstanding.

Each common share of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders.  However, because the majority stockholders have consented to the foregoing action by resolution dated January 29, 2015, in lieu of a special meeting in accordance with Section 7-107-104 of the Colorado Revised Statutes, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO EFH GROUP, INC.’S’

ARTICLES OF INCORPORATION

The Board of Directors and majority stockholders have approved an amendment to our Articles of Incorporation to effectuate the corporate actions outlined below.

We intend to file an Amendment to our Articles of Incorporation with the Secretary of State for the State of Colorado effectuating the corporate actions outlined below.  Pursuant to Rule 14c-2 under the Exchange Act, the action will not be effective, and the Amendment will not be filed, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about April ___, 2015.

Name Change Amendment.

On January 29, 2015, the Company’s Board of Directors adopted a resolution to change the name of the Company from EFH Group, Inc. to EF Hutton America, Inc.

This is consistent with the Board of Director’s strategic decision to expand the public recognition of their brand.  The Company is a national provider of financial services to individuals, corporations and institutions.  These services include financial planning, investment advice, asset management and private equity.  The Company delivers services through a network of affiliates who are independent professional financial advisors and agents.  Accordingly, the Board of Directors believes that a new name may be necessary and appropriate to ensure that consumers are better able to recognize the Company by connecting the Company with a name that is more closely related to its history.

The name change will be effective when we file an Amendment to our Articles of Incorporation with the Secretary of State of the State of Colorado.

Amendment to the Company’s Articles of Incorporation to authorize 10,000,000 preferred shares.

Preferred shares may be issued from time to time in one or more series as determined by the Board of Directors.  All preferred shares shall be of equal rank and shall be identical, except as fixed by the Board of Directors for each series as provided herein.  All shares of any one series shall be identical in all respects with all the other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends, if any, shall be cumulative.

The Board of Directors is hereby authorized, by resolution to provide, out of the unissued preferred shares, not allocated to any series of preferred shares, for one or more series of preferred shares.  Before any shares of any such series are issued, the Board of Directors shall fix and determine, and is hereby expressly authorized and empowered to fix and determine, by resolution, the powers, designations, preferences and relative participation rights and the qualifications, limitations or restrictions thereof, if any, and the Board of Directors is expressly authorized and empowered to fix and determine any and all of the following provisions of the shares of such series:

1)

The designation of such series and the number of shares which shall constitute such series;

2)

The annual dividend rate, if any, payable on shares of such series, expressed in a dollar amount per share, and the date or dates from which such dividends shall commence to accrue and shall be cumulative;

3)

The price or prices at which and the terms and conditions, if any, on which shares of such series may be redeemed;

4)

The amounts payable upon shares of such series, in the event of the voluntary or involuntary liquidation, distribution of assets (other than payment of dividends), dissolution, or winding up of the affairs of the Company;

5)

The sinking funds or mandatory redemption provisions, if any for the redemption or purchase of shares of such series;

6)

The extent of the voting powers, if any, of the shares of such series;

7)

The terms and conditions, if any, on which shares of such series may be converted into shares of the Company or any class or classes thereof; and

8)

Any other preferences and relative participation rights, optional or other special rights, of shares of such series.

Once the preferred shares have been authorized, we will have 90,000,000 common shares authorized and 10,000,000 preferred shares authorized.  All classes will have a par value of $0.001 per share.

The authorization of 10,000,000 preferred shares will not have any immediate effect on the rights of existing holders of the Company’s common shares.  However, the Board of Directors will have the authority to issue the preferred shares without requiring future approval from the stockholders of such issuances, except as may be required by applicable law.  To the extent that the preferred shares are issued in the future, they will decrease the existing stockholders’ percentage equity ownership interests and, depending upon the price at which such preferred shares are issued, could be dilutive to the existing stockholders if exchanged for common shares.  Any such issuance of preferred shares could have the effect of diluting the earnings per share and book value per share of outstanding securities of the Company.

One of the effects of the authorized preferred shares, however, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management.  The Board of Directors would, unless prohibited by applicable law, have preferred shares available to effect transactions (including private placements) in which, upon exchange, the number of the Company’s outstanding common shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company.  Such action, however, could discourage an acquisition of the Company that the stockholders of the Company might view as desirable.

We do not have any specific plans, arrangements or understandings, whether written or oral, to issue any of the shares that will be newly available as a result of the amendment to the Company’s Articles of Incorporation.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  The Company anticipates that this Information Statement will be mailed to our stockholders as of the record date on or about March ___, 2015.  Therefore, the Company anticipates that the corporate action discussed above will be effective, and the Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Colorado, on or about April ___, 2015.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 26, 2015, the number and percentage of the Company’s outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name of Beneficial Owner and Address	Number of Shares of Voting Stock Beneficially Owned		Percentage of Class		Total Votes
	Ordinary Common	Class B	Ordinary Common	Class B	Number	% (1)
Christopher Daniels (2) c/o EFH Group, Inc. 77 Water St., 7th Floor NY, NY 10005	48,000,000	5,211,207	90.58%	89.90%	100,112,070	90.22%
John Daniels c/o EFH Group, Inc. 77 Water St., 7th Floor NY, NY 10005	2,251,661	250,184	4.25%	4.32%	4,753,501	4.28%

Stanley Hutton Rumbough (4) c/o EFH Group, Inc. 77 Water St., 7th Floor NY, NY 10005	316,507	35,174	0.60%	0.61%	668,314	0.60%
Craig Marshak (3) c/o EFH Group, Inc. 77 Water St., 7th Floor NY, NY 10005	266,632	29,625	0.50%	0.51%	562,890	0.51%
Other Directors, Exec. Officers, 5% shareholders as a Group	0	0	0	0	0	0
Total	50,834,800	5,526,190	95.93%	95.33%	106,096,700	95.61%

* Less than 1%

(1)

Out of a total of 110,963,233 votes that can be cast based on 52,993,233 common shares outstanding and 5,797,000 Class B common shares outstanding.Includes shares held directly by EFH Global Holdings Inc., a Wyoming corporation, an entity for which Mr. Daniels is a control person, and trusts that are established to benefit minor children and third parties.

(2)

As beneficial interest as majority owner of Triple Eight Markets, Inc. includes stock and assumes exercise all purchase rights.

(3)

Includes minor children.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of March 26, 2015, there were 52,993,233 common shares issued and outstanding.  Each holder of common stock is entitled to one vote per share.

Stockholders holding in the aggregate 46,901,437 common shares of the Company and 88.51% of the voting power of our outstanding common shares have approved the corporate actions discussed herein by written consent dated January 29, 2015.

VOTING PROCEDURES

Pursuant to the CBCA and our governing documents, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the majority stockholders as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment of our Articles of Incorporation relative to the proposed corporate actions.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission.  The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to EFH Group, Inc. at 77 Water Street, 7th Floor, New York, NY 10005.

NO DISSENTERS’ RIGHTS

Pursuant to the CBCA, the corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their common shares.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to EFH Group, Inc. at 77 Water Street, 7th Floor, New York, NY 10005 or can order a copy over the phone by calling our office at (212)742-5000

On behalf of the Board of Directors,

March 26, 2015

/s/ Christopher Daniels

Christopher Daniels

Chief Executive Officer

Director

EXHIBIT A

CERTIFICATE OF AMENDMENT

[to be inserted into Definitive Information Statement]